SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                                F O R M   8 - K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 24, 2000
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                             Jaco Electronics, Inc.
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               (Exact name of Registrant as Specified in Charter)


            New York               000-05896                       11-1978958
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(State or Other Jurisdic            (Commission)              (IRS Employer
       of Incorporation)            File Number)           Identification No.)


145 Oser Avenue, Hauppauge, New York                               11788
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code    (631) 273-5500
                                                   -----------------------------


                                        N/A
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         (Former name or former address, if changed since last report)



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Item 5.     Other Events.
            At a meeting held on June 22, 2000, the Board of Directors of Jaco Electronics, Inc. (the "Company"), declared a three-for-two stock split-up in the form of a 50% stock dividend (the "Stock Split") with respect to the issued and outstanding shares of common stock, par value $.10 per share ("Common Stock"), which was paid on July 24, 2000 to shareholders of record at the close of business on July 10, 2000 (the "Record Date").
            No fractional shares of Common Stock were distributed in connection with the Stock Split. Each shareholder of record whose total number of shares was not exactly divisible by two received cash in lieu of a fractional share. The cash was in an amount equal to one-half of the fair market value of a share of Common Stock after giving effect to the Stock Split, such fair market value was determined on the basis of 66-2/3% of the closing sales price of the Common Stock reported by The Nasdaq National Market on the Record Date.
            As of the Record Date, the Company had 4,168,203 shares of Common Stock outstanding and was obligated to issue 2,084,071 shares (excluding fractional shares) pursuant to the Stock Split. In addition, as a result of the antidilution provisions contained in the Company's 1993 Non-Qualified Stock Option Plan, 1993 Stock Plan for Outside Directors, Restricted Stock Plan and options granted to Joseph F. Hickey, Jr., a director, the Company is obligated to issue an additional [_______] shares of Common Stock when options which were previously granted or options which are to be granted under the plans, are exercised.
            Shares of the Company's Common Stock to be issued upon the exercise of certain stock options have been registered under (i) a Registration Statement on Form S-8/S-3 (Registration No. 33-8994) filed with the Securities and Exchange Commission on March 3, 1995, (ii) a Post Effective Amendment No. 1 to a Registration Statement on Form S-8/S-3 (Registration No. 33-8994) filed with the Securities and Exchange Commission on April 10, 1998 and (iii) a Registration Statement on Form S-8/S-3 (Registration No. 333-49877) filed with the Securities and Exchange Commission on April 10, 1998 (collectively, the "Registration Statements") . The Registration Statements are amended as a result of the filing of this Current Report to include approximately [_____] additional shares which are issuable under such options as a consequence of the Stock Split.


#334524.v2
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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JACO ELECTRONICS, INC.


Date: November 9, 2000             By:
                                        /s/ Jeffrey D. Gash
                                          Jeffrey D. Gash,
                                          Vice President, Finance




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